UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
May 8, 2007

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DEVRY INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Lane, Suite 1000 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

(630) 571-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 8, 2007, the Board of Directors of DeVry Inc. declared a dividend on the Company’s common stock of $0.05 per share, payable on July 12, 2007 to stockholders of record at the close of business on June 18, 2007. The policy of the Board of Directors is that any payment of dividends will be at the discretion of the Board of Directors and will be dependent on the earnings and financial requirements of the Company and other factors as the Board of Directors deems relevant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date: May 8, 2007	By:	/s/ Richard M. Gunst
Richard M. Gunst
Senior Vice President, Chief Financial Officer and Treasurer